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                                                                    EXHIBIT 10.5

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

         This Assignment and Assumption Agreement (this "Agreement") is made effective as of 7:00 a.m., June 1, 2000, by and among Crosby Acquisition LLC, a Delaware limited liability company ("Crosby"), and Argosy Energy, Inc., a Delaware corporation ("Argosy Energy").

                                 R E C I T A L

         WHEREAS, pursuant to that certain Loan, Settlement and Acquisition Agreement dated as of May 31, 2000 (the "Purchase Agreement"), by and among Lender, and Aviva Petroleum, Inc., a Texas corporation ("Parent"), Aviva America, Inc., a Delaware corporation ("Aviva America"), Aviva Operating, Inc., a Delaware corporation ("Aviva Operating"), Aviva Overseas, Inc., a Delaware corporation ("Aviva Overseas"), Neo Energy, Inc., a Texas corporation ("Neo"), Garnet Resources Corp., a Delaware corporation ("Garnet"), Argosy Energy, and Argosy Energy International, a Utah limited partnership ("Argosy International") (Parent, Aviva America, Aviva Operating, Aviva Overseas, Neo, Garnet, Argosy Energy and Argosy International are referred to collectively herein as the "Aviva Parties"), Argosy Energy has agreed to sell, grant, convey, transfer, assign and deliver to Lender all its right, title and interest in the Partnership Interests in Argosy International.

                               A G R E E M E N T

         NOW, THEREFORE, in consideration of the promises herein and in the Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Argosy Energy and Crosby hereby agree as follows:

         1.  Transfer of Partnership Interest. Argosy Energy hereby conveys,
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transfers, assigns, grants, sells and delivers, to Crosby, and Crosby acquires, accepts and purchases, all of Argosy Energy's right, title and interest in the Partnership Interests, which the parties acknowledge is a 44.6403% general partnership interest (the "General Partnership Interest").

         2.  Assumption. Crosby hereby assumes and accepts the General
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Partnership Interest.

         3.  Further Assurances. Argosy Energy shall execute and deliver to
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Crosby such further documents and instruments, and take such other action, that may be reasonably requested by Crosby to evidence this conveyance, transfer and assignment of the General Partnership Interest.

         4.  Definitions. All capitalized terms not otherwise defined herein
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shall have the meaning ascribed to them in the Purchase Agreement.

         5.  Inurement. The conveyance, assignment and transfer herein shall be
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effective as of the date hereof, and shall inure to the benefit of and be binding upon the parties hereto and their successors or permitted assigns. However, nothing in this Agreement, express or implied, shall give any other person any benefit or any legal or equitable right or remedy with respect hereto.
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         6.  Conveyance Subject to the Purchase Agreement. This conveyance is
             --------------------------------------------
made pursuant to the Purchase Agreement and is subject to the terms thereof.

         7.  Counterparts. This Agreement may be separately executed in
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counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement. Such execution and delivery may be accomplished by facsimile transmission.

         8.  Governing Law. This Agreement shall be governed by and construed in
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accordance with the laws of the State of Texas, without regard to principles of conflicts of law thereof.



                           [SIGNATURES ON NEXT PAGE]

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         IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the day and year first written above.


                                        ARGOSY ENERGY, INC.



                                        By: /s/ R. Suttil
                                            -------------
                                            President

                                        CROSBY ACQUISITION, LLC

                                        By:  CROSBY CAPITAL, LLC, as sole member


                                        By: /s/ Jay A. Chaffee
                                            ------------------
                                            Jay A. Chaffee
                                            President

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